STOCK PLEDGE AND SECURITY AGREEMENT


                  THIS STOCK PLEDGE AND SECURITY  AGREEMENT  (the "Stock  Pledge
Agreement"), dated as of August 13, 1997, is executed by RIVIERA GAMING MANAGEMENT, INC., a Nevada corporation ("Shareholder"), in favor of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as collateral agent ("Agent") for the holders of those certain $175,000,000 10% First Mortgage Notes due 2004 (the "Notes", and the holders of such, the "Noteholders") under that certain Indenture dated as of August 13, 1997 (together with all Subsidiary Guarantees executed in connection therewith, the "Indenture") by and among Agent, as trustee, Riviera Holdings Corporation, as borrower (the "Borrower"), and Riviera Operating Corporation, a Nevada corporation, Shareholder, Riviera Gaming Management-Elsinore, Inc., a Nevada corporation ("RGM-Elsinore"), and Riviera Gaming Management of Colorado, Inc. a Colorado corporation ("RGM-Colorado"), as guarantors.


                                    RECITALS

                  A.  Shareholder   owns  100%  of  the  outstanding   stock  of
RGM-Elsinore and RGM-Colorado.

                  B. The Noteholders are willing to purchase the Notes for the purposes of, among other things, providing funds to the Borrower to repay existing indebtedness and to fund the development of Shareholder's proposed construction project in Black Hawk, Colorado, the development of certain projects at its property in Las Vegas, Nevada and for the Shareholder's general business purposes.

                  C. Shareholder will derive substantial benefit from the purchase of the Notes by the Noteholders.

                  D. It is a condition precedent to purchasing the Notes that Shareholder pledge 100% of its interest in RGM-Elsinore and RGM-Colorado, for the benefit of the Noteholders, as security for the Obligations (as defined below).


                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Shareholder hereby agrees with Agent as follows:




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                  1.  Definitions  and  Interpretation.  When used in this Stock
Pledge Agreement, the following terms shall have the following respective meanings:

                           "Collateral" shall have the meaning given to that term in Paragraph 2 hereof.

                           "Gaming Authorities" shall mean the Nevada Gaming Commission, the Nevada State Gaming Control Board, the Colorado Limited Gaming Control Commission and any other agency with authority to regulate any gaming operation (or proposed gaming operation) owned, managed or operated by the Shareholder, RGM-Elsinore or RGM-
                           Colorado.

                           "Obligations" shall mean (i) the payment by Shareholder to the Noteholders or Agent of all indebtedness now or hereafter owed to Agent by Shareholder in connection with the Notes, the Indenture, this Stock Pledge Agreement and the other Collateral Documents executed by Shareholder (the "Riviera Financing"), whether at stated maturity, by acceleration or otherwise, including, without limitation, Shareholder's obligations under the Indenture, the Notes, the Collateral Documents or any related documents securing the obligations thereunder, together with any interest thereon, fees, expenses, Liquidated Damages, indemnification or otherwise, in connection therewith and extensions, modifications and renewals thereof, (ii) the performance by Shareholder of all other obligations and the discharge of all other liabilities of Shareholder to Agent of every kind and character arising from the Riviera Financing, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, joint, several and joint and several, and whether created under this Stock Pledge Agreement, the other Collateral Documents or any other agreement to which Shareholder and Agent are parties, (iii) any and all sums advanced by Agent in order to preserve the Collateral or preserve Agent's security interest in the Collateral (or the priority thereof) and (iv) the expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of Agent referred to above, or of any exercise by Agent of its rights hereunder, together with reasonable attorneys' fees and disbursements and court costs.

                           "RGM-Colorado" means Riviera Gaming Management of Colorado, Inc., a Colorado corporation.


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                           "RGM-Elsinore"   means  Riviera  Gaming   Management-
                           Elsinore, Inc., a Nevada corporation.

                           "Stock" shall mean all shares, options, warrants, interests, participations or other equivalents (regardless of how designated) of or in RGM- Elsinore and RGM-Colorado, whether voting or nonvoting, including, without limitation, common stock, preferred stock, or any other equity ownership interest in RGM-Elsinore and RGM-Colorado.

                           "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Nevada.

Unless otherwise defined herein, all other capitalized terms used herein and defined in the Indenture shall have the respective meanings given to those terms in the Indenture, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC. To the extent the meanings given herein are inconsistent with those given in the UCC, the meanings given herein shall govern. Shareholder has previously received a copy of the Indenture.


                  2.  Pledge.  As security for the  Obligations,  subject to the
receipt  of  all  necessary  gaming  approvals  from  the  Gaming   Authorities,
Shareholder hereby pledges and assigns to Agent, for the equal and ratable benefit of the Noteholders and grants to Agent, for the equal and ratable benefit of the Noteholders, a security interest in all right, title and interests of Shareholder in and to the Stock, whether now owned or hereafter acquired (collectively, the "Shareholder's Stock"), including without limitation the Shareholder's Stock described in Exhibit "A" hereto, and all proceeds thereof, including, without limitation, dividends and other property received and receivable by Shareholder in connection with the Shareholder's Stock other than dividends and other distributions made by RGM-Elsinore and/or RGM-Colorado which are expressly permitted by the Indenture, if any (the Shareholder's Stock and such proceeds to be referred to herein collectively as the "Collateral").

                  3. Representations and Warranties. Shareholder represents and warrants to Agent, for the benefit of the Noteholders, that: (a) subject to the receipt of all necessary gaming approvals from the Gaming Authorities, the execution, delivery and performance by Shareholder of this Stock Pledge Agreement are within the power of Shareholder and have been duly authorized by all necessary actions on the part of Shareholder; (b) this Stock Pledge Agreement has been duly executed and delivered by Shareholder and constitutes a legal, valid and binding obligation of Shareholder, enforceable against it in accordance with its terms, except as limited by gaming, bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity; (c) the execution, delivery and performance of this Stock Pledge


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



Agreement do not (i) subject to the receipt of all necessary gaming approvals from the Gaming Authorities, violate any requirement of law, regulation or statute, (ii) violate any provision of, or result in the breach or the acceleration of or entitle any Person to accelerate (whether after the giving of notice or lapse of time or both) any obligation under, any indenture, mortgage, lien, lease, agreement, license, instrument, guaranty, or other document to which Shareholder is a party or by which Shareholder or its property is bound, or (iii) result in the creation or imposition of any lien upon any property, asset or revenue of Shareholder (except such liens as may be created in favor of Agent, for the benefit of the Noteholders, pursuant to this Stock Pledge Agreement); (d) except as set forth herein, no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution, delivery and performance by the Shareholder of this Stock Pledge Agreement, except such consents, approvals, orders, authorizations, registrations, declarations and filings that are so required and which have been obtained and are in full force and effect; (e) Shareholder is the beneficial and, in the case of capital stock, record owner of the Collateral (or, in the case of after-acquired Collateral, at the time Shareholder acquires rights in the Collateral, will be the beneficial and, in the case of capital stock, record owner thereof) and no other Person has (or, in the case of after-acquired Collateral, at the time Shareholder acquires rights therein, will have) any right, title, claim or interest (by way of lien or otherwise) in, against or to the Collateral, other than "Permitted Liens" (as such term is defined in the Indenture); (f) all of the Collateral which are shares of capital stock are and such future Collateral will be validly issued, fully paid and nonassessable securities of RGM-Elsinore and RGM-Colorado; (g) the Collateral includes all of the issued and outstanding shares of capital stock of RGM-Elsinore and RGM-Colorado; (h) except for the Collateral, there are no outstanding options, warrants or other rights to subscribe for or purchase voting or non-voting capital stock of RGM-Elsinore or RGM-Colorado, nor any notes, bonds, debentures or other evidences of indebtedness that (1) are at any time convertible into capital stock of RGM-Elsinore or RGM-Colorado, or (2) have or at any time would have voting rights with respect to RGM- Elsinore or RGM-Colorado; (i) upon transfer to Agent of all Collateral consisting of securities and continuous maintenance of possession thereof, Agent (on behalf of the Noteholders) will have a first priority perfected security interest in such Collateral, and (or in the case of all other after-acquired Collateral, at the time Shareholder acquires rights therein, will have) a first priority perfected security interest in all other Collateral, subject to Permitted Liens; (j) all information heretofore, herein or hereafter supplied in writing to Agent, taken as a whole, by or on behalf of Shareholder with respect to the Collateral does not contain and will not contain any untrue statements of a material fact and does not omit and will not omit to state any material fact necessary to make any information so supplied, in light of the circumstances under which they were supplied, not misleading; and (k) Shareholder's principal place of business is 2901 Las Vegas Boulevard South, Las Vegas, Nevada.



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



                  4. Covenants. Shareholder hereby agrees: (a) to perform all acts requested by Agent that are necessary to maintain, preserve, protect and perfect the Collateral, the lien granted to Agent hereunder and the first priority of such lien, subject only to Permitted Liens; (b) subject to the receipt of all necessary gaming approvals from the Nevada Gaming Authorities, to promptly deliver to Agent all originals of certificates and other documents, instruments and agreements evidencing the Collateral which are now held or hereafter received by Shareholder, together with such blank stock powers executed by Shareholder as Agent may request; (c) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other documents, instruments and agreements and take other actions deemed necessary, as Agent may request, to perfect, maintain and protect its lien hereunder and the priority thereof; (d) to defend its title to or Agent's interest in the Collateral; (e) to keep the Collateral free of all liens except those created hereunder and the Permitted Liens; (f) not to vote to enable, or take any other action to permit, RGM-Elsinore or RGM-Colorado to issue any Stock except for Stock permitted to be issued by the Indenture; (g) to pay, and to save Agent and the Noteholders harmless from, any and all liabilities with respect to, or resulting from any delay by Shareholder in paying, any and all stamps, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Stock Pledge Agreement; and (h) not to, without the written consent of the Agent pursuant to or otherwise expressly permitted by the Indenture, sell, dispose of or transfer (directly or indirectly) or covenant to sell, dispose of or transfer (directly or indirectly) the Collateral.

                  5. Dividends and Voting Rights Prior to Default. Until an Event of Default (as defined in the Indenture) shall have occurred and be continuing and Agent shall have given notice to Shareholder of Agent's intent to exercise its rights pursuant to Subparagraph 6(b) below, Shareholder shall be permitted (a) to receive all dividends paid on Shareholder's Stock (other than dividends paid in additional Stock unless such additional Stock is pledged to Agent, for the benefit of the Noteholders, pursuant to this Stock Pledge Agreement) which are permitted by the Indenture and (b) to exercise all voting and corporate rights with respect to the Stock; provided, however, that no vote shall be cast or corporate right exercised or other action taken which would be reasonably likely to impair the Collateral or result in any violation of any provision of the Indenture.

                  6.    Default and Remedies.

                           (a) Event of Default. The occurrence (whether as a result of acts or omissions by Borrower, RGM-Elsinore or RGM-Colorado or any other Person) of an Event of Default under the Indenture (subject to such cure rights as may be expressly set forth in such Indenture), whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or


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



         regulation of any administrative or governmental body, shall constitute an "Event of Default" hereunder.

                           (b) Dividends and Voting Rights. Upon the occurrence and during the continuance of any Event of Default hereunder and subject to the receipt of all necessary gaming approvals from the Gaming Authorities, Agent may, upon notice to Shareholder, (i) notify RGM-Elsinore and RGM-Colorado to pay all dividends on Shareholder's Stock to Agent, for the benefit of the Noteholders, receive and collect all such dividends and make application thereof to the Obligations in the order set forth in Section 6.10 of the Indenture, and (ii) register all of Shareholder's Stock in the name of Agent or its nominee, for the benefit of the Noteholders, and Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to Shareholder's Stock at any meeting of shareholders of RGM-Elsinore or RGM-Colorado or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to Shareholder's Stock as if it were the absolute owner thereof (including, without limitation, after Agent has commenced to exercise remedies (or such remedies are deemed commenced) under the Indenture, the right to exchange at its discretion any and all of Shareholder's Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of RGM- Elsinore or RGM-Colorado, or upon the exercise by Shareholder or Agent of any right, privilege or option pertaining to Shareholder's Stock, and in connection therewith, the right to deposit and deliver any and all of Shareholder's Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but Agent shall have no duty to Shareholder to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing. Promptly after the waiver or cure of the Event of Default giving rise to Agent's election under this Paragraph 6(b), Agent shall notify Shareholder and RGM-Elsinore and RGM-Colorado of such waiver or cure and for so long as no subsequent continuing Event of Default exists, Shareholder shall have all rights as a shareholder it had prior to the occurrence of such Event of Default, the Shareholder's Stock shall again be registered in the name of Shareholder and RGM- Elsinore and RGM-Colorado shall again make all payments and distributions with respect to Shareholder's Stock to Shareholder.

                           (c) Additional Remedies. Subject to the terms of the Indenture, upon the occurrence and during the continuance of an Event of Default and subject to the receipt of all necessary gaming approvals from the Gaming Authorities, Agent may exercise, in addition to all other rights and remedies granted in this Stock Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, any and all rights and remedies at law, including, without limitation, all rights and remedies of a secured party under the UCC. Without


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



         limiting the generality of the foregoing, Agent may, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind to or upon Shareholder, RGM-Elsinore, RGM-Colorado or any other Person (except notice of time and place of sale and any other notice required by law and any notice referred to below or in the Indenture) forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem commercially reasonable, for cash or on credit or for future delivery without assumption of any credit risk. Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Shareholder, which right or equity is hereby waived and released. Agent shall apply any proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Agent hereunder, including, without limitation, attorneys' fees and disbursements of counsel to Agent, to the payment in whole or in part of the Obligations, in such order as specified by the Indenture, and only after such application and after the payment by Agent of any other amount required by any provision of law, need Agent account for the surplus, if any, to Shareholder. To the extent permitted by applicable law, Shareholder waives all claims, damages and demands it may acquire against Agent arising out of the exercise by it of any rights hereunder except as may arise solely from Agent's negligence or willful misconduct. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 15 business days before such sale or other disposition. Shareholder further waives and agrees not to assert any rights or privileges which it may acquire under paragraphs (a) through (e) of Section 9112 of the UCC.

                  7. Authorized Actions. Shareholder acknowledges that the Obligations hereunder may be supplemented, augmented and otherwise increased as a result of changes in the underlying obligations of Shareholder or Borrower under the Notes or the Indenture or the other Collateral Documents. In that regard but subject to receipt of all necessary gaming approvals from the Gaming Authorities, Shareholder authorizes Agent, in its discretion, without notice to Shareholder, irrespective of any change in the financial condition of Borrower, RGM-Elsinore, RGM-Colorado or Shareholder since the date hereof, and without affecting or impairing in any way the liability of Shareholder hereunder, from time to time to (a) create new Obligations, and, either before or after receipt of notice of


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revocation,  renew, compromise,  extend, accelerate or otherwise change the time for payment or performance of, or otherwise change the terms of the Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold additional security for the payment or performance of the Obligations and exchange, enforce, waive or release any such additional security; (c) apply such additional security and direct the order or manner of sale thereof; (d) purchase such additional security at public or private sale;
(e) upon the occurrence and during the continuance of an Event of Default, make any payments and do any other acts Agent shall deem necessary to protect the Noteholders' security interest in the Collateral, including, without limitation, pay, purchase, contest or compromise any encumbrance, charge or lien (other than a Permitted Lien) which in the judgment of Agent appears to be prior to or superior to the security interest granted hereunder, and appear in and defend any action or proceeding purporting to affect its security interest in and/or the value of the Collateral, and in exercising any such powers or authority, pay all expenses incurred in connection therewith, including attorneys' fees, and Shareholder hereby agrees it shall be bound by any such payment made or act taken by Agent hereunder and shall reimburse Agent for all payments made and expenses incurred, which amounts shall be secured under this Stock Pledge Agreement; provided, however, that Agent shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts; (f) otherwise exercise any right or remedy it may have against Borrower, Shareholder, RGM-Elsinore, RGM-Colorado or any security, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale; (g) settle, compromise with, release or substitute any one or more makers, endorsers or guarantors of the Obligations; and (h) assign the Obligations or this Stock Pledge Agreement in whole or in part (subject to the terms and conditions of the Indenture).

                  8. Waivers. Shareholder waives (a) any right to require Agent or the Noteholders to (i) proceed against Borrower, RGM-Elsinore or RGM-Colorado, (ii) proceed against or exhaust any security received from Borrower, RGM-Elsinore or RGM-Colorado or (iii) pursue any other remedy in Agent's power whatsoever; (b) any defense resulting from the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy of Shareholder against Borrower, RGM-Elsinore or RGM-Colorado or any security, whether resulting from an election by Agent to foreclose upon security by nonjudicial sale, or otherwise; (c) any setoff or counterclaim of Borrower, RGM-Elsinore or RGM-Colorado or any defense which results from any disability or other defense of Borrower, RGM-Elsinore or RGM-Colorado or the cessation or stay of enforcement from any cause whatsoever of the liability of Borrower, RGM-Elsinore or RGM-Colorado; (d) any right to exoneration of sureties which would otherwise be applicable; (e) except to the extent prohibited by NRS 40.495, any right of subrogation or reimbursement and any right of contribution, and right to enforce any remedy which Agent now has or may hereafter have against Borrower, RGM-Elsinore or RGM-Colorado, and any benefit of, and any right to participate in, any security now or hereafter received by Agent until the Obligations have been paid in full; (f) all presentments, demands for performance, notices of non-performance, protests, notice of dishonor, and notices of acceptance of the Stock Pledge


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Agreement  and of the  existence,  creation or  incurrence  of new or additional
Obligations; (g) the benefit of any statute of limitations (to the extent permitted by law) and (h) any right to be informed by Agent of the financial condition of Borrower, RGM-Elsinore or RGM- Colorado or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Obligations. Shareholder has the ability and assumes the responsibility for keeping informed of the financial condition of Borrower, RGM- Elsinore or
RGM-Colorado   and  of  other   circumstances   affecting  such  nonpayment  and
nonperformance risks.

                  9. Limitation on Duties Regarding Collateral. Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as Agent deals with similar securities and property for its own account and as would be dealt by a prudent person in the reasonable administration of its affairs. Neither Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Shareholder or otherwise. Notwithstanding the foregoing, nothing contained herein shall be deemed a waiver or release of the provisions of Section 7.01 of the Indenture.

                  10. Gaming Law. This agreement will be governed by the Gaming Control Act and, to the extent applicable to RGM-Colorado, any similar laws in effect in Colorado. Without limiting the generality of the foregoing, the parties agree that:

                           (a) the pledge of the Stock provided for herein will be subject to the approval of the Gaming Authorities (as defined herein);

                           (b) Notwithstanding approval by the Gaming Authorities pursuant to paragraph (a), other approvals of the Gaming Authorities may, and in some cases will, be required before certain transactions relating to this Agreement may occur, including but not limited to the following:

                           (i) any re-registration or action similar to re-registration of the Stock (or any distribution in respect of, in addition to, in substitution of, or in exchange for, the Stock or any part thereof);

                           (ii)  any  foreclosure,   sale,   transfer  or  other
         disposition of the Stock; and

                           (iii) with respect to RGM-Elsinore, pursuant to Regulation 8.050 of the Nevada Gaming Commission, the payment or receipt of any money or other thing of value constituting any part of the consideration for the transfer or acquisition of the Stock, except that such consideration may be placed in escrow pending the necessary approvals; and

                           (c) the Agent, through an agent or representative, shall retain all evidence of ownership in the Stock or any distribution of additional securities in respect of, in addition to, in substitution of, or in exchange for, such Stock or any part thereof, in the State of Nevada. Such agent or representative shall be located in and authorized to do business in the State of Nevada, and designated to the Nevada State Gaming Control Board, and shall make all certificates evidencing stock available for inspection by agents of the Nevada Gaming Authorities immediately upon request during normal business hours.

                  11. Termination. This Stock Pledge Agreement shall terminate upon the satisfaction of all Obligations or upon Legal Defeasance or Covenant Defeasance, and Agent shall promptly thereafter deliver the Stock certificates held by it hereunder to Shareholder and, at Shareholder's expense, execute and deliver to Shareholder such documents as Shareholder shall reasonably request to evidence such termination.

                  12. Power of Attorney. Shareholder hereby appoints and constitutes Agent as Shareholder's attorney-in-fact for purposes of, at any time while an Event of Default exists, (a) collecting any Collateral, (b) conveying any item of Collateral to any purchaser thereof, and (c) making any payments or taking any acts under Paragraph 7 hereof. Subject to the receipt of all necessary gaming approvals from the Gaming Authorities, Agent's authority hereunder shall include, without limitation, upon the occurrence and during the continuance of an Event of Default, the authority to endorse and negotiate, for Agent's own account, any checks or instruments in the name of Agent, to execute or receipt for any document, to transfer title to any item of Collateral, and to take any other actions necessary or incident to the powers granted to Agent in this Stock Pledge Agreement. This power of attorney is coupled with an interest and is irrevocable by Shareholder.

                  13.      Miscellaneous.

                           (a) Notices. Except as otherwise provided herein, all notices, requests, demands of other communications to or upon the parties hereto shall be addressed to the parties at the respective addresses indicated below or at such other address as either party hereto may designate by written notice to the other party, and shall be deemed to have been given (i) in the case of notice by letter, three
         (3) days after deposited in the mails registered and return receipt requested, or (ii) in the case of notice given by telecommunication, when sent:

         Agent: Norwest Bank Minnesota, National Association Corporate Trust Department
                                    6th and Marquette
                                    Minneapolis, Minnesota  55479-0069
                                    Telecopier No.: (612) 667-9825
                                    Attention:  Raymond Haverstock

         Shareholder:               Riviera Gaming Management, Inc.
                                    2901 Las Vegas Boulevard South
                                    Las Vegas, Nevada  89109
                                    Telecopier No.:  (702) 794-9277
                                    Attention:  Chief Executive Officer

                                    With a copy to:

                                    Dechert Price & Rhoads
                                    30 Rockefeller Plaza
                                    New York, New York 10112
                                    Telecopier No.:  (212) 698-3599
                                    Attention:  Fredric J. Klink

         RGM-Elsinore:              Riviera Gaming Management-Elsinore, Inc.
                                    2901 Las Vegas Boulevard South
                                    Las Vegas, Nevada  89109
                                    Telecopier No.:  (702) 794-9277
                                    Attention:  Chief Executive Officer

                                    With a copy to:

                                    Dechert Price & Rhoads
                                    30 Rockefeller Plaza
                                    New York, New York 10112
                                    Telecopier No.:  (212) 698-3599
                                    Attention:  Fredric J. Klink

         RGM-Colorado:              Riviera Gaming Management of Colorado, Inc.
                                    2901 Las Vegas Boulevard South
                                    Las Vegas, Nevada  89109
                                    Telecopier No.:  (702) 794-9277
                                    Attention:  Chief Executive Officer

                                    With a copy to:

                                    Dechert Price & Rhoads
                                    30 Rockefeller Plaza
                                    New York, New York 10112
                                    Telecopier No.:  (212) 698-3599
                                    Attention:  Fredric J. Klink

                           (b) Nonwaiver. No failure or delay on Agent's part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

                           (c) Amendments and Waivers. This Stock Pledge Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by the party or parties against which enforcement thereof is sought. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

                           (d) Assignment. This Stock Pledge Agreement shall be binding upon inure to the benefit of Agent, the Noteholders and Shareholder and their respective successors and assigns; provided, however, that Shareholder may not assign its rights or delegate its duties hereunder without the prior written consent of Agent. To the extent permitted in the Indenture and subject to the receipt of all necessary gaming approvals from the Nevada Gaming Authorities, Agent may assign or otherwise transfer all or any part of its interest under this Stock Pledge Agreement, upon notice to Shareholder. Agent may disclose this Stock Pledge Agreement and any financial or other information relating to Shareholder to any potential assignee or participant.

                           (e) Cumulative Rights, etc. The rights, powers and remedies of Agent under this Stock Pledge Agreement shall be in addition to all rights, powers and remedies given to Agent by virtue of the Indenture, any applicable governmental rule or regulation or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Agent's lien in the Collateral. Shareholder waives any right to require Agent to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Agent's power.

                           (f) Governing Law. This Stock Pledge Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

                  IN WITNESS WHEREOF, Shareholder has caused this Stock Pledge and Security Agreement to be executed in favor of Agent as of the day and year first above written.


                                       SHAREHOLDER:

                                       RIVIERA GAMING MANAGEMENT, INC.,
                                       a Nevada corporation


                                       By:________________________________
                                       Name:______________________________
                                       Title:_____________________________

                               ACKNOWLEDGMENT AND
                    CONSENT OF RGM-ELSINORE AND RGM-COLORADO



                  Each of Riviera Gaming Management-Elsinore, Inc., a Nevada corporation ("RGM-Elsinore"), and Riviera Gaming Management of Colorado, Inc., a Colorado corporation ("RGM-Colorado"), hereby acknowledges receipt of a copy of the above Stock Pledge and Security Agreement, agrees to be bound by and comply with the terms thereof, including, without limitation, Paragraph 6 thereof and agrees to perform all covenants and obligations therein which, by their terms are to be performed by RGM-Elsinore and/or RGM-Colorado.



                                       RIVIERA  GAMING   MANAGEMENT-   ELSINORE,
                                       INC., a Nevada corporation


                                       By:________________________________
                                       Name:______________________________
                                       Title:_____________________________


                                       RIVIERA GAMING MANAGEMENT OF
                                       COLORADO, INC., a Colorado corporation


                                       By:________________________________
                                       Name:______________________________
                                       Title:_____________________________

                                   EXHIBIT "A"

                       DESCRIPTION OF SHAREHOLDER'S STOCK



                                                                                    Percentage of Percentage of
Issuer                 Class of Stock      Certificate No.     No. of Shares            Outstanding Shares
------                ----------------    ----------------    ---------------    --------------------------------



Riviera Gaming            Common                   1               10,000                 100%
Management-
Elsinore, Inc.

Riviera Gaming            Common                   1                1,000                  100%
Management of
Colorado, Inc.


